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                                                                    Exhibit 23.1




                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 11, 2003, in Amendment No. 1 to the Registration Statement (Form S-3, No. 333-103601) and related Prospectus of The Medicines Company dated March 7, 2003.

                                    /s/ Ernst & Young LLP


MetroPark, New Jersey
March 3, 2003